Exhibit 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kiwibox.Com, Inc.(the “Company”) on Form 10-Q for the period ended September 30, 2014 (the “Report”), each of the undersigned, Andre Scholz, President and Chief Executive Officer of the Company, and Craig Cody, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2014

	By:	/s/ Andre Scholz
Andre Scholz
President and Chief Executive Officer
(principal executive officer)

Date: November 12, 2014

	By:	/s/ Craig Cody
Craig Cody
Chief Financial Officer
(principal financial officer and principal accounting officer)